T. Rowe Price Institutional Core Plus Fund

Supplement to Prospectus and Summary Prospectus Dated October 1, 2020, as supplemented

IMPORTANT INFORMATION ABOUT THE T. ROWE PRICE INSTITUTIONAL CORE PLUS FUND

On November 30, 2020, the assets and liabilities of the fund were transferred to, and the fund was reorganized into, the T. Rowe Price Total Return Fund through a tax-free reorganization. As a result, the fund is no longer offered to shareholders for purchase.

The date of this supplement is December 17, 2020.

12/17/20